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                                                                   EXHIBIT 10.1
                            NICHOLS TXEN CORPORATION
                             1998 STOCK OPTION PLAN



1.       PURPOSE

         The 1998 Stock Option Plan ("Plan") of Nichols TXEN Corporation ("Corporation") is intended as an incentive for key employees which will foster increased productivity, encourage them to remain in the employ of the Corporation, and enable them to acquire or increase their proprietary interest in the Corporation. At the discretion of the Committee, as defined below, options issued pursuant to this Plan may be either incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended ("Incentive Options"), or options which are not Incentive Options ("Non-Statutory Options").

2.       ADMINISTRATION

         The Plan shall be administered by a committee (the "Committee") composed of either the entire Board of Directors or a committee of the Board of Directors that is composed solely of two or more Non-Employee Directors. For this purpose, the term "Non-Employee Director" shall mean a person who is a member of the Company's Board of Directors who (a) is not currently an officer or employee of the Company or any parent or subsidiary of the Company, (b) does not directly or indirectly receive compensation for serving as a consultant or in any other non-director capacity from the Company or any parent or subsidiary of the Company that exceeds the dollar amount for which disclosure would be required pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Act of 1933 and the Securities Exchange Act of 1934 ("Regulation S-K"), (c) does not possess an interest in any other transaction with the Company or any parent or subsidiary of the Company for which disclosure would be required pursuant to Item 404(a) of Regulation S-K, and (d) is not engaged in a business relationship with the Company or any parent or subsidiary of the Company which would be disclosable under Item 404(b) of Regulation S-K. In the event the Committee is a committee composed of two or more Non-Employee Directors, the Board of Directors may from time to time remove members from, add members to, and fill vacancies, on the Committee. The Committee shall select one of its members as Chairman, and shall hold meetings at such times and places as it may determine. Action taken by a majority of the Committee at which a quorum is present, or action reduced to writing or approved in writing by a majority of the members of the Committee, shall be valid acts of the Committee.

         The Committee may, from time to time and at its discretion, grant options to eligible employees. Subject to the terms of this Plan, the Committee shall exercise its sole discretion in determining which eligible employees shall receive options, and the number of shares subject to each option granted. A member of the Committee shall be eligible to participate in the Plan and receive options under the Plan.

         The Committee's interpretation and construction of any provision of the Plan, or any option granted under it, shall be final. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under the Plan.


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3.       ELIGIBILITY

         Persons eligible to receive options shall be such key employees (including officers) of the Corporation or any company which is a parent corporation or a subsidiary corporation of the Corporation and its subsidiaries as the Committee shall from time to time select. The determination of whether a company is a subsidiary or parent of the Corporation shall be made in accordance with Section 425 of the Internal Revenue Code of 1986, as amended. No person shall be eligible to receive an option for a larger number of shares than is recommended for him by the Committee. In selecting the individuals to whom options shall be granted, as well as determining the number of shares subject to each option, the Committee shall weigh the position and the responsibility of the individual being considered, the nature of his or her services, his or her present and potential contributions to the Corporation, and such other factors as the Committee deems relevant to accomplish the purposes of the Plan. No Incentive Option shall be granted to an employee who, immediately after such Incentive Option is granted, owns or has rights to stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation, unless such Incentive Option is granted at a price which is at least 110% of the fair market value of the stock subject to the Incentive Option and such Incentive Option by its terms is not exercisable after the expiration of five (5) years from the date such Incentive Option is granted.

4.       STOCK

         The stock subject to options issued under the Plan shall be shares of the Corporation's authorized but unissued, or reacquired, one cent ($.01) par value per share common stock (hereafter sometimes called "Capital Stock" or "Common Stock"). The aggregate number of shares which may be issued pursuant to option exercises shall not exceed 1,700,000 shares of Capital Stock. In no event may any employee receive options to purchase more than 100,000 shares of Common Stock of the Company during any fiscal year of the Corporation. The limitations established by each of the preceding sentences shall be subject to adjustment as provided in Article 5(g) of the Plan.

         In the event that any outstanding option under the Plan for any reason expires or is terminated, the shares of Capital Stock allocable to the unexercised portion of such option may again be subjected to an option under the Plan.

5.       TERMS AND CONDITIONS OF OPTIONS

         Stock options granted under the Plan shall be authorized by the Committee and shall be evidenced by agreements in such form as the Committee shall from time to time approve. Such agreements shall conform with, and be subject to, the following terms and conditions:

         (A)      NUMBER OF SHARES AND FORM OF OPTION

         Each option agreement shall state the number of shares to which it pertains and whether the option granted is an Incentive Option or a Non-Statutory Option.


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         (B)      EXERCISE PRICE

         Each option agreement shall state the exercise price. The per share exercise price for shares obtainable pursuant to an Incentive Option shall not be less than 100% of the Fair Market Value, as defined below, of the shares of Capital Stock of the Corporation on the date the option is granted. The per share exercise price for shares obtainable pursuant to a Non-Statutory Option shall not be less than the Fair Market Value of the shares of Capital Stock of the Corporation on the date the option is granted, except that with respect to not more than 10% of the shares of the Capital Stock authorized under this Plan, the Committee composed solely of Non-Employee Directors may establish an exercise price below Fair Market Value. Subject to the foregoing, the Committee shall have full authority and discretion, and shall be fully protected, with respect to the price fixed for shares obtainable pursuant to the exercise of options.

         The aggregate Fair Market Value (determined at the time the Incentive Option is granted) of the Common Stock with respect to which Incentive Options are exercisable for the first time by the option recipient during any calendar year (under all such plans of the Corporation and its subsidiary corporations) shall not exceed $100,000. If an option recipient is granted an Incentive Option which exceeds this limitation, the Incentive Option shall be treated as Non-Statutory Options to the extent such limitation is exceeded.

         For all purposes under the Plan, Fair Market Value shall be deemed to be the closing sale price of the Common Stock as reported on the Nasdaq National Market (or the mean between the highest and lowest per share sales price should the Common Stock be listed on an exchange) on a given day, or if such stock is not traded on that day, then on the next preceding day on which such stock was traded ("Fair Market Value"). Notwithstanding the foregoing, as to options granted on the Effective Date (as hereinafter defined), "Fair Market Value" shall mean the price at which the Common Stock is initially offered for sale to the public as shown on the cover of the prospectus included in the registration statement which is declared effective by the Securities and Exchange Commission.

         (C)      MEDIUM AND TIME OF PAYMENT

         The option recipient may pay the exercise price in cash, by means of unrestricted shares of the Corporation's Common Stock, or in any combination thereof. Notwithstanding the foregoing, shares of the Corporation's Common Stock may be used to exercise an option only if the number of shares for which the option is then being exercised is at least five hundred (500) shares. The option recipient must pay for shares received pursuant to an option exercise on or before the date of such exercise. Payment in currency or by check, bank draft, cashier's check, or postal money order shall be considered payment in cash. In the event of payment in the Corporation's Common Stock, the shares used in payment of the exercise price shall be taken at the Fair Market Value of such shares on the date they are tendered to the Corporation. The shares purchased upon exercise of an option with shares of the Corporation's Common Stock owned by the option recipient may not be sold, exchanged, pledged or otherwise transferred during the one (1) year period following such purchase and shall bear the following restrictive legend:

                  The shares represented by this certificate were acquired with shares of Nichols TXEN Corporation common stock and, therefore, pursuant to the terms of Article 5(c) of the Nichols TXEN Corporation 1998 Stock


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                  Option Plan, may not be sold, exchanged, pledged or otherwise transferred during the one (1) year period commencing on the date shown on the face of this certificate.

         (D)      TERM AND EXERCISE OF OPTIONS

         No Non-Statutory Option shall be exercisable either in whole or in part prior to the earlier of (a) the date specified in the Non-Statutory Option, or (b) six (6) months from the date the Non-Statutory Option is granted. During the option recipient's lifetime, the Non-Statutory Option shall be exercisable only by the option recipient or the option recipient's guardian or legal representative if one has been appointed, and shall not be assignable or transferable other than by will or the laws of descent and distribution. No Non-Statutory Option shall be exercisable after the earlier of (1) the date specified in the Non-Statutory Option, or (2) the expiration of ten (10) years from the date the Non-Statutory Option is granted.

         No Incentive Option shall be exercisable either in whole or in part prior to twenty-four (24) months from the date it is granted. Subject to the right of accretion provided in the next to last sentence of this Article 5 (d), each Incentive Option shall be exercisable in three (3) installments as follows: (1) up to one-third of the total shares covered by the Incentive Option may be purchased after twenty-four (24) months from the date the Incentive Option is granted; (2) up to one-third of the total shares covered by the Incentive Option may be purchased after thirty-six (36) months from the date the Incentive Option is granted; and (3) up to one-third of the total shares covered by the Incentive Option may be purchased after forty-eight (48) months from the date the Incentive Option is granted. The Committee may provide, however, for the exercise of an Incentive Option after the initial twenty-four month period, either as an increased percentage of shares per year or as to all remaining shares, if the option recipient dies, is or becomes disabled, or, with the permission of the Committee, retires. During the option recipient's lifetime, the Incentive Option shall be exercisable only by the option recipient, or the option recipient's guardian or legal representative if one has been appointed, and shall not be assignable or transferable other than by will or the laws of descent and distribution. To the extent not exercised, Incentive Option installments shall accumulate and be exercisable, in whole or in part, in any subsequent period but not later than five (5) years from the date the Incentive Option is granted. No Incentive Option shall be exercisable after the expiration of five (5) years from the date it is granted.

         (E)      TERMINATION OF EMPLOYMENT EXCEPT DEATH

         If an option recipient's employment with the Corporation or its subsidiaries ceases for any reason other than the option recipient's death, disability or retirement with the consent of the Committee, all options held by him pursuant to the Plan and not previously exercised as of the date of such termination shall terminate immediately and become void and of no effect; provided, however, that the Committee shall have the right to extend the exercise period by up to three (3) months from the date the option recipient's employment is terminated. If termination occurs because of disability or as a result of the option recipient's retirement with the consent of the Committee, such disabled or retiring option recipient shall have the right to exercise any options which were exercisable but unexercised as of the date of such termination at any time within three (3) months after such termination, subject to the condition that no Non-Statutory Option shall be exercisable after the date specified in the Non-Statutory Option and no


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Incentive Option shall be exercisable after the expiration of five (5) years from the date it is granted. The term "disability" shall mean a mental or physical condition resulting from an injury or illness (other than substantial dependence on or addiction to alcohol or any drug) which renders an option recipient incapable of performing his normal duties as an employee of the Corporation or its subsidiaries. The option recipient shall not be considered to be disabled until the Committee shall have been furnished the opinion of two licensed physicians that the option recipient is prevented from performing his duties and that his condition is likely to continue for a period in excess of twelve (12) months or for an indefinite period. Whether termination of employment is due to disability or is to be considered a retirement with the consent of the Committee shall be determined by the Committee in its sole and absolute discretion, and such determination shall be final and conclusive. Authorized leaves of absence or absence for military service shall not constitute termination of employment for the purposes of the Plan.

         (F)      DEATH OF OPTION RECIPIENT AND TRANSFER OF OPTION

         If an option recipient dies while employed by the Corporation or its subsidiaries or within three (3) months after being terminated due to disability or retirement with the consent of the Committee, and has not fully exercised all of his exercisable options, such options may be exercised, at any time within three (3) months after such termination, by the option recipient's executors or administrators, or by any person or persons who shall have acquired the option directly from the option recipient by bequest or inheritance. In no event, however, shall a Non-Statutory Option be exercisable after the date specified in the Non-Statutory Option and no Incentive Option shall be exercisable more than five (5) years after the date such Incentive Option is granted. In the event an option is transferred to an option recipient's estate, or to a person to whom such right devolves by reason of the option recipient's death, then the option shall be nontransferable by the option recipient's executor or administrator or by such person, except that the option may be distributed by the option recipient's executors or administrators to the distributees of the option recipient's estate entitled thereto.

         (G)      RECAPITALIZATION

         Subject to any required action by the shareholders, the aggregate number of shares which may be issued pursuant to option exercises, the number of shares of Capital Stock covered by each outstanding option, and the exercise price per share applicable to shares under such option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Capital Stock of the Corporation resulting from a subdivision or consolidation of shares or the payment of a stock dividend (but only on the Capital Stock), or any other increase or decrease in the number of such shares effected without receipt of consideration by the Corporation.

         If the Corporation is merged with or consolidated into any other corporation, or if all or substantially all of the business or property of the Corporation is sold, or if the Corporation is liquidated or dissolved, or if a tender or exchange offer is made for all or any part of the Corporation's voting securities, or if any other actual or threatened change in control of the Corporation occurs, the Committee, with or without the consent of the option recipient, may (but shall not be obligated to), either at the time of or in anticipation of any such transaction, take any of the following actions that the Committee may deem appropriate in its sole and absolute discretion: (1) cancel any option by providing for the payment to the option recipient of the excess of the Fair Market Value of the shares subject to the option over the


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exercise price of the option, (2) substitute a new option of substantially equivalent value for any option, (3) accelerate the exercise term of any option, or (4) make such other adjustments in the terms and conditions of any option as it deems appropriate.

         In the event of a change in Capital Stock of the Corporation as presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any change shall be deemed to be the Capital Stock within the meaning of the Plan.

         To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by the Committee, whose determination in that respect shall be final, provided that each Incentive Option granted pursuant to this Plan shall not be adjusted in a manner that causes the Incentive Option to fail to continue to qualify as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

         Except as otherwise expressly provided in this Article 5(g), the option recipient shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another corporation. Any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Capital Stock subject to the option.

         The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge, consolidate, dissolve, liquidate, sell, or transfer all or any part of its business or assets.

         (H)      RIGHTS AS A STOCKHOLDER

         An option recipient or a transferee of an option shall have no rights as a stockholder with respect to any shares subject to his option until a stock certificate is issued to him for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities, or other property), distributions, or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Article 5 (g) of the Plan.

         (I)      MODIFICATION, EXTENSION, AND RENEWAL OF OPTIONS

         Subject to the terms of the Plan, the Committee may modify, extend or renew outstanding options granted under the Plan. The Committee shall not, however, reprice any outstanding options so as to specify a lower price or accept the surrender of outstanding options and authorize the granting of new options in substitution therefore specifying a lower price (a "Repricing"), except that with respect to not more than 10% of the shares of Capital Stock authorized under this Plan, the Committee composed solely of Non-Employee Directors may approve a Repricing of outstanding Non-Statutory Options. Notwithstanding the foregoing, however, no modification of an option shall, without the consent of the


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option recipient, alter or impair any rights or obligations under any option theretofore granted under the Plan.

         (J)      WITHHOLDING

         Whenever the Corporation proposes or is required to issue or transfer shares of Capital Stock under the Plan, the Corporation shall have the right to require the option recipient, prior to the issuance or delivery of any certificates for such shares, to remit to the Corporation, or provide indemnification satisfactory to the Corporation for, an amount sufficient to satisfy any federal, state, local, and foreign withholding tax requirements incurred as a result of an option exercise under the Plan by such option recipient.

         (K)      OTHER PROVISIONS

         The option agreements authorized under the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the option, as the Committee shall deem advisable. Limitations and restrictions shall be placed upon the exercise of Incentive Options, in the Incentive Option agreement, so that such option will be an "incentive stock option" as defined in Section 422 of the Internal Revenue Code of 1986, as amended. The Committee composed solely of Non-Employee Directors is authorized to grant options containing terms and provisions qualifying such options as performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended.

6.       TERM OF PLAN

         Incentive Options and Non-Statutory Options may be granted from the Effective Date through September 30, 2008.

7.       INDEMNIFICATION OF COMMITTEE

         In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Corporation against the reasonable expenses, including attorney's fees, actually and necessarily incurred in connection with the defense of any action, suit, or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such action, suit, or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit, or proceeding that such Committee member is liable for negligence or misconduct in the performance of his duties; provided, that within sixty (60) days after institution of any such action, suit, or proceeding a Committee member shall in writing offer the Corporation the opportunity, at its own expense, to handle and defend the same.


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8.       AMENDMENT OF THE PLAN

         The Board of Directors, insofar as permitted by law, shall have the right from time to time with respect to any shares at the time not subject to options, to suspend or discontinue the Plan or revise or amend it in any respect whatsoever, except that without approval of the shareholders of the Corporation, no such revision or amendment shall: (a) change the number of shares for which options may be granted under the Plan either in the aggregate or to any individual employee, (b) change the provisions relating to the determination of employees to whom options shall be granted, (c) remove the administration of the Plan from the Committee, or (d) decrease the price at which Incentive Options may be granted.

9.       APPLICATION OF FUNDS

         The proceeds received by the Corporation from the sale of Capital Stock pursuant to the exercise of options will be used for general corporate purposes.

10.      NO OBLIGATION TO EXERCISE OPTION

         The granting of an option shall impose no obligation upon the option recipient to exercise such option.

11.      NO OBLIGATION TO EMPLOY OPTIONEE

         No obligation to retain an option recipient as an employee of the Corporation or its subsidiaries, or to provide or continue providing the option recipient with, or to permit the option recipient to retain, any incident associated with or arising out of employment with the Corporation or its subsidiaries, including but not limited to tenure, salary, benefits, title, or position, shall be imposed on the Corporation or its subsidiaries by virtue of the adoption of the Plan, the grant or acceptance of an option granted pursuant to the Plan, or the exercise of an option under the Plan.

12.      APPROVAL OF STOCKHOLDERS

         This Plan shall take effect on the date a registration statement initially registering the Common Stock under the Securities Act of 1933 is declared effective by the Securities and Exchange Commission (the "Effective Date"), subject to approval by the affirmative vote of the holders of a majority of the outstanding shares of Capital Stock of the Corporation present, or represented, and entitled to vote at a meeting of the shareholders, which approval must occur within the period beginning twelve (12) months before and ending twelve (12) months after the date the Plan is adopted by the Board of Directors.


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